CQG ORDER ROUTING SERVICE AGREEMENT

This Agreement (“Agreement”) is made as of May 1st, 2015 (“Effective Date”) between CQG, LLC and its affiliates (“CQG”), whose address is 1050 17th Street, Suite 2000, Denver, Colorado 80265 and Epcylon Technologies Inc. (“EPCYLON”) whose address is 34 King Street Easy, Suite 1010, Toronto, Ontario M5C 2XB.

CQG has an electronic order/trade routing service that provides access to market trading platforms (“ORS”).

EPCYLON desires its market trading software to interface with the ORS for the purpose of processing orders entered by EPCYLON’s customers (“Customers”), whose brokers have entered into a CQG Order Routing Service Broker Agreement with CQG.

NOW THEREFORE, in consideration of the mutual covenants herein, CQG and EPCYLON agree as follows:

1.                  Services. CQG will work with EPCYLON to develop and maintain an interface between EPCYLON’s software and the ORS. CQG will provide EPCYLON with an application program interface for CQG’s ORS (“API”). Any API supplied by CQG shall remain the property of CQG and shall be considered part of the ORS for purposes of this Agreement.

2.                  Marketing. Neither CQG nor EPCYLON will use the other’s name, logo or trademark in any promotional/sales literature or otherwise, without the other’s prior written consent.

3.                  Compensation. CQG will pay the amounts due to EPCYLON in accordance with the attached Fee Schedule within 30 days after the Fees were collected. The Fee Schedule may be changed by CQG on 90 days’ written notice to EPCYLON.

4.                  Confidential Information.

          (a)          Defined. “Confidential Information” means any information directly or indirectly disclosed by either party to the other party in any form, that is designated as “Confidential”, “Proprietary” or similar designation, or is of such a nature or has been disclosed in such a manner that it should be obvious to the receiving party that such is claimed as confidential including, without limitation, (i) any software provided by the disclosing party to the receiving party; (ii) a disclosing party's customer lists, trade secrets, know-how, or intellectual property relating to the ORS; (iii) Customer trading and account information unless otherwise agreed by the respective Customer; and (iv) confidential information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information that (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is rightfully in the possession of the receiving party at the time of disclosure by the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference to the disclosing party' s Confidential Information. If Confidential Information of a disclosing party is required by law to be disclosed by the receiving party, the receiving party will give the disclosing party prompt written notice of such requirement prior to such disclosure and, if requested by the disclosing party, assistance in obtaining an order protecting the information from public disclosure.

          (b)          Non-disclosure. Each party agrees not to use any Confidential Information of the other party for any purpose except as contemplated under this Agreement. Each party will take reasonable precautions (including at least those measures that it takes to protect its own confidential information) to protect the secrecy of and prevent the unauthorized use of the Confidential Information of the other party. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees or agents, except to those employees or agents of the receiving party who are required to have the information in order to perform the activities contemplated under this Agreement. A receiving party shall be responsible and liable for the actions of its employees and agents with respect to a disclosing party's Confidential Information and shall fully cooperate with the disclosing party in enforcing any rights of the disclosing party against any such person in connection with a breach of this Agreement. Each party shall reproduce the other party’s proprietary rights notices on any copies it makes of the other party’s Confidential Information, in the same manner in which such notices were set forth in or on the original. Neither party shall reverse engineer, disassemble or de-compile any prototypes, software, or other tangible objects that embody the other party’s Confidential Information and that are provided to the party hereunder. All documents and other tangible objects containing or representing Confidential Information, and all copies thereof, shall be and remain the property of the disclosing party and shall be promptly returned to the disclosing party upon the disclosing party's written request.

          (c)          Remedies. Each party agrees that any violation or threatened violation of this Section may cause irreparable injury to the other party, entitling the other party to seek injunctive relief and all other legal and equitable remedies.

5.                   Disclaimer of Warranties, Limitation of Liability and Indemnity.

          (a)          Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, CQG DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR GUARANTEES, EXPRESS OR IMPLIED WITH RESPECT TO THE ORS OR ANY SOFTWARE USED IN CONNECTION WITH THE ORS OR ITS CONTENT, INCLUDING WITHOUT LIMITATION: (i) WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (ii) THAT CUSTOMERS OR EPCYLON WILL BE ABLE TO ACCESS OR USE THE ORS AT TIMES OR LOCATIONS OF THEIR CHOOSING; (iii) THAT CQG WILL HAVE ADEQUATE CAPACITY FOR THE ORS AS A WHOLE OR IN ANY GEOGRAPHIC LOCATION; OR (iv) THAT THE ORS OR ANY SOFTWARE RELATED THERETO IS ERROR FREE OR VIRUS FREE OR WILL PROVIDE UNINTERRUPTED AND ERROR FREE SERVICE. CQG’S GRANT OF THE RIGHT TO USE THE ORS IS GRANTED “AS IS” WITH ALL FAULTS. EPCYLON ACKNOWLEDGES IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY FROM CQG EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT. CQG RESERVES THE RIGHT TO SUSPEND SERVICE AND DENY ACCESS TO THE ORS WITHOUT PRIOR NOTICE DURING SCHEDULED OR UNSCHEDULED SYSTEM MAINTENANCE OR UPGRADING.

          (b)          Limitation of CQG’s Liability. EPCYLON understands that technical problems or other conditions may delay or prevent persons from entering or canceling an order or receiving information through the ORS. CQG and its affiliates shall not be liable for, and EPCYLON will not hold or seek to hold CQG or its affiliates liable for, any loss, cost or damage (including trading losses or data losses), whether in contract or tort, suffered or incurred by EPCYLON or any third party arising out of (i) any use or reliance on the ORS or its content; or (ii) any interruptions, failures (including access and security failures and unauthorized access or use by third parties), faults or delays in or related to the ORS or out of any errors, omissions or inaccuracies in the information transmitted through the ORS to or by any person, however such interruptions, failures, faults, delays errors, omissions or inaccuracies arise unless due to CQG’s gross negligence or willful misconduct.

          (c)          Limitation of Damages. Neither party will be liable to the other or any third party for any punitive, consequential, special or similar damages even if advised of the possibility of such damage. If some jurisdictions do not allow the exclusion or limitation of liability for certain damages, in such jurisdictions, the liability of the party shall be limited in accordance with this Agreement to the extent permitted by law.

          (d)          Customer Agreement. EPCYLON’s agreements with Customers who use the ORS will include a disclaimer of warranties and limitation of liability, similar to that in this Section 5, which protects CQG as a third party.

          (e)          Indemnity. EPCYLON will defend, indemnify and hold harmless CQG, its affiliates, and their directors, employees, representatives, agents and contractors from and against any claim, loss, liability, cost or damage, including reasonable attorney’s fees, arising from (i) EPCYLON’s breach of this Agreement; (ii) any infringement by CQG of EPCYLON’s patents in effect prior to the termination of this Agreement; (iii) Customers or any third party accessing, or receiving advice based on, the ORS by or through EPCYLON’s acts or omissions or EPCYLON’s Software;(iii) any underpayment of sales, value added and other transaction taxes resulting from the provision of Services under this Agreement; or (iv) any information entered into the ORS by Customers or through EPCYLON’s Software or EPCYLON’s acts or omissions.

6.                   Term and Termination.

          (a)          This Agreement shall have an initial term of 1 year from the date hereof, and shall automatically renew thereafter until either party shall give at least 90 days’ notice of termination.

          (b)          Upon termination, each party shall return to the other any information of the other party that is of a proprietary nature and is in its possession, in whatever form or medium, and shall retain no copies thereof. In addition, either party may terminate this Agreement upon occurrence of any of the following events:

(i)           The nonperformance by the other party of any covenant of this Agreement that is not cured within 10 days after written notice of such default and intent to terminate is given by the non-defaulting party to the other party; or

(ii)           (A) the other party becomes insolvent, (B) a receiver or trustee for all, or substantially all, of the assets of the other party is appointed, (C) a petition is filed by or against the other party under the provisions of any bankruptcy, insolvency or similar act, (D) the other party makes an assignment for the benefit of creditors or (E) the other party is liquidated or dissolved.

7.                  General Provisions.

          (a)          Entire Agreement; Modification; Signatures. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and merges all prior proposals, understandings and agreements, oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement may not be amended except by an express agreement signed by the parties. This Agreement may be signed in two or more counterparts, all of which will be deemed to be one agreement. Signing and delivery of this Agreement or any amendments may be evidenced by electronic records, electronic signatures and facsimile transmission.

          (b)          Governing Law and Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Colorado without giving effect to principles of conflict of laws which might otherwise require the application of the laws of another jurisdiction. Subject to the arbitration provision below, the parties consent to the jurisdiction of the state and federal courts located in Colorado for any judicial proceeding relating to this Agreement.

          (c)          Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Denver, Colorado administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof; provided, however, this section shall not prevent a party from seeking injunctive relief for a breach or threatened breach of Section 4.

          (d)          Enforceability and Interpretation. The parties intend that this Agreement be enforced to the fullest extent permissible under applicable law and public policy. If any provision is declared invalid or unenforceable by a court or arbitrator having competent jurisdiction, such declaration shall only apply to that provision and the remaining provisions shall be enforceable; and the arbitrator or court of competent jurisdiction is authorized to reduce or expand the scope of the provision which is invalid or unenforceable in order to make it valid and enforceable. The headings in this Agreement are included for convenience only and shall not affect the interpretation hereof. Time is of the essence of this Agreement.

          (e)          Assignment; Binding Effect. Without CQG’s prior written consent, EPCYLON may not assign, sub-license, transfer, pledge, lease, rent or share any of EPCYLON’s rights or obligations under this Agreement. CQG may assign and delegate its rights and duties under this Agreement to an affiliate. This Agreement shall be binding upon and inure to the benefit of the respective parties, their legal representatives, successors and permitted assigns.

          (f)          Force Majeure. Neither party shall be liable for any failure nor delay in performance under this Agreement caused by any event beyond such party’s reasonable control.

          (g)          Survival. Any termination of this Agreement shall not affect the accrued rights or liabilities of either party nor shall it affect the coming into force or the continuance in force of any provision that is expressly or by implication intended to come into or continue in force on or after termination.

          (h)          Attorney Fees. In the event of any legal proceeding or arbitration between the parties arising from this Agreement, the prevailing party therein shall be entitled to an award of its reasonable attorney fees and costs.

          (i)          Relationship. Nothing in this Agreement is intended or shall be construed to create or establish an agency, partnership or joint venture relationship between the parties. This Agreement shall not confer any rights or remedies upon anyone other than the parties to this Agreement and their respective permitted successors and assigns.

          (j)          Non-Exclusivity. This is a non-exclusive agreement. CQG may enter into similar agreements with others, and any authorized Customer may use the ORS with multiple broker/dealers with which the Customer has accounts.

          (k)          No Waiver. The failure of either party to exercise any right granted by this Agreement shall not be deemed a waiver of any future exercise of such right or a waiver of any other provision of this Agreement.

          (l)          Notices. All notices, requests, demands or other communications hereunder shall be in writing, hand delivered, sent by first class mail, overnight mail, or by reputable overnight courier and shall be deemed to have been given when received at the following addresses, or such changed address as given by a notice: if to CQG, to the attention of CFO at the address of CQG in the Preamble above, and if to EPCYLON, at the address of EPCYLON in the Preamble above.

          (m)          Representations. Each party represents and warrants to the other that (i) it has full legal right, power and authority to enter into and perform this Agreement; (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement; and (iii) it has and will during the term of this Agreement maintain all registrations and licenses required for it to perform its duties under this Agreement. EPCYLON represents and warrants it has and will during the term of this Agreement maintain all registrations, rights and licenses required for EPCYLON to solicit and accept orders routed over the ORS, for CQG to interface with EPCYLON’s Software and API, and for Customers to use EPCYLON’s Software as contemplated by this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the date written above.

CQG, LLC	Epcylon Technologies Inc.

By: ____________________________________________________	By: ____________________________________________________

Print Name: Brian Vancil	Print Name: ______________________________________________

Title: Vice President	Title: ___________________________________________________

SCHEDULE A
FEE SCHEDULE
TO
CQG ORDER ROUTING SERVICE AGREEMENT

CQG and EPCYLON will share equally all transaction fees collected by CQG for orders placed through the EPCYLON trading software, except that if transaction fees in a given month are less than $250, CQG will retain 100% of them.

CQG and EPCYLON will share equally all fixed user fees charged to Customers for their use of the ORS in connection with the EPCYLON trading software.

Market Data

CQG provides market data and other information (“Market Data”) which CQG obtains from exchanges and other information providers (“Exchanges”). EPCYLON will comply with all applicable requirements of the Exchanges, including but not limited to:

•	Ensuring that each and every Customer’s use of the Market Data is tracked in the ORS, by linking the EPCYLON entitlement system to CQG’s as specified in the API.
•	Not making the Market Data available to Customers in an uncontrolled data feed. Customers should only be able to use the Market Data within the EPCYLON application.
•	Collecting and storing any agreements or non-professional declarations from Customers as required by the Exchanges.